UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
(Exact name of Registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period:  December 31, 2020

Item 1. Reports to Stockholders.

(a)	[Insert full text of annual report here]

Annual Report
December 31, 2020

Monetta Mutual Funds (No-Load)

Monetta Trust:
■	Monetta Fund
■	Monetta Core Growth Fund

1-800-MONETTA	www.monetta.com

(This Page Intentionally Left Blank.)

TABLE OF CONTENTS

Letter to Shareholders	5

Performance Highlights
Monetta Fund	6
Monetta Core Growth Fund	7

Disclosure of Fund Expenses	8

Schedules of Investments
Monetta Fund	9
Monetta Core Growth Fund	11

Financial Statements
Statements of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	23

Other Information	24

Trustees & Officers	26

Notice to Shareholders	28

Privacy Policy	29

Principal Risks:
Mutual fund investing involves risk. Principal loss is possible. The Funds may make short-term investments, without limitation, for defensive purposes, which may provide lower returns than other types of investments. The portion of the Monetta Core Growth Fund that invests in underlying ETFs that track the S&P 500¨ Index (the "Index") will be subject to certain risks which are unique to tracking the Index. By investing in ETFs, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. The Monetta Core Growth Fund will invest approximately 50% of its net assets in funds that track the Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies, and your cost of investing will generally be higher than the cost of investing directly in the shares of the mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility than larger companies. Please refer to the Funds’ prospectus for further details.

While the Funds are no-load, management and other expenses still apply.

Past performance is not a guarantee of future results.

Monetta Financial Services, Inc. ("MFSI" or the "Adviser") is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliated officers, trustees and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk. Please refer to the Schedules of Investments in this report for a complete list of Fund holdings.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The S&P 500¨ Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

ADR – American Depositary Receipt

Earnings growth is not a measure of the Funds’ future performance.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contains this and other important information about the investment company, and may be obtained by calling 1-866-964-4683, or visiting www.monetta.com. Read it carefully before investing.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Letter to Shareholders (Unaudited)

February 1, 2021

Dear Shareholders,

I am pleased to enclose your Fund’s annual report for the year ended December 31, 2020.

There are many markets that investors will easily forget, but the 2020 market will likely not be one of them. It was the year of a deadly pandemic that impacted global economic growth. The virus acted like Superman’s kryptonite, turning a strong and vibrant economy into a weak and faltering environment. The virus, like kryptonite, has flu-like symptoms, drains strength, and if left untreated can lead to economic paralysis.

From a financial market perspective, the pandemic resulted in a heart-clutching panic, propelling the market down to its quickest bear market in history. After a strong start to the year, the S&P 500¨ Index plummeted 34% in just 23 days from its all-time high in February. Investors panicked over concerns of a deep and long-lasting recession, as governments imposed strict stay-at-home orders, closed businesses, and limited social gatherings in an effort to contain the virus.

The market bottomed on March 23, when investors responded positively to the Federal Reserve (the "Fed") providing unprecedented liquidity and funding to consumers and businesses. The Fed’s quick action bridged the gap between business shutdowns and unemployment, supporting the economy’s longer-term growth prospects.

As a result, investors began viewing the pandemic more as a short-term, one-time event and less as a long-lasting fundamental economic problem, propelling the markets to a "V-shaped" recovery. However, the rebound was uneven across industries and sectors, as the technology and consumer discretionary sectors benefited from the pandemic restrictions, while others—such as airlines, gaming, hotels and restaurants, all of which rely more on social contact—remained depressed.

Despite this highly volatile environment, the markets, as measured by the S&P 500¨ Index, posted a strong return of 18.40% in 2020. However, market leadership became very concentrated in a few large-cap growth stocks. The so-called FAANG stocks (Facebook, Inc., Apple, Inc., Amazon.com, Inc., Netflix, Inc. and Alphabet, Inc.), which make up approximately 23% of the S&P 500¨ Index, accounted for almost all of the index’s return last year.

2021 Market Outlook

As we head into 2021, we are cautiously optimistic. Easy monetary and fiscal policy, combined with a successful COVID-19 vaccine rollout, may lead to a strong rise in economic and corporate earnings growth. A rotation away from the FAANG stocks that dominated performance last year has already begun. We expect new market leadership to emerge from sectors that have lagged due to pandemic concerns, which include the financial and travel-related sectors.

We would not be surprised to see another dip in economic activity in the near term, as recent surges in virus cases could dampen growth prospects. However, by mid-year we believe the economy should get a boost from a back-to-normal economic environment.

History shows that valuation levels alone are rarely the triggers for changes in market direction or leadership. Markets tend to be forward-looking, always reflecting changes in investors’ expectations. For example, at the start of the pandemic and during the sharp market decline that followed, who would have thought that a few months later the markets would be trending towards new highs? Investors were gradually looking through the government-imposed lockdowns and dire economic numbers to a better period ahead. In other words, investors are more focused on what the future holds rather than what happened in the past or even what is happening now.

We believe this market recovery has already begun, with further advances likely to be more dependent on company guidance as firms report their fourth-quarter 2020 earnings results. There will likely be plenty of challenges during the year ahead. We expect some broken planks on this bridge to economic recovery. Some possible broken planks to look for include a virus setback, higher interest rates and inflation, downward-trending corporate earnings, higher government debt levels, political uncertainty, and foreign trade policies. There will likely be periods of indiscriminate selling, especially in the top-performing, momentum-driven sectors, but these pullbacks tend to be attractive long-term buying opportunities to purchase quality growth companies at discounted valuation levels.

We believe the economy, like Superman, will recover from this kryptonite exposure. And when it does, it could be one of the strongest recoveries on record.

Thank you for being a valued shareholder.

Respectfully,

Robert S. Bacarella
President, Founder and Portfolio Manager

Performance Highlights (Unaudited)
Monetta Fund		Year ended December 31, 2020
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$576.2 billion	$75.84 million

PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	29.41%	17.07%	15.39%	11.26%
S&P 500¨ Index	18.40%	14.18%	15.22%	13.88%
Total Annual Operating Expenses*	1.41%

*	Source Prospectus dated April 30, 2020. Expense ratio of 1.41% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund’s current Expense Ratio, please refer to Page 16 of this Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500¨ Index, for the 10-year period ended December 31,2020, with dividend and capital gains reinvested.

Portfolio Weightings(a):

Technology	30.9%
Consumer Cyclical	18.8%
Retail	17.4%
Financial	16.9%
Transportation	7.0%
Capital Equipment	3.4%
Healthcare	2.8%
Other(b)	2.8%

Top 5 Equity Holdings:

% of Net Assets

Amazon.com, Inc.	10.3%
Alphabet, Inc. - CL C	6.9%
MasterCard, Inc. - CL A	6.6%
Apple, Inc.	5.6%
Microsoft Corp.	4.4%
Total Top 5 Equity Holdings:	33.8%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Includes Money Market Funds and liabilities in excess of other assets.

Commentary

The Monetta Fund gained 29.41% for the year ended December 31, 2020. The Fund return exceeded the return of its benchmark index, the S&P 500¨ Index, which appreciated 18.40% during the year. The Fund’s positive relative performance to the Index was primarily due to its exposure to the large-cap growth stock area. Companies of this type were among the primary beneficiaries of government-imposed stay-at-home orders and social-restriction mandates.

Security holdings that enhanced Fund performance included Amazon.com, Inc., Apple, Inc. and Tesla, Inc., representing 10.31%, 5.60% and 0.93%, respectively, of the December 31, 2020 net assets. Detractors from Fund performance included securities negatively impacted by the pandemic, which included Bank of America Corp., Chipotle Mexican Grill, Inc. and AT&T Inc. These securities were sold during the year.

During the year, we gradually trimmed overweighted positions, redeploying cash into those sectors that we believe will benefit from a post-pandemic environment. New purchases included Southwest Airlines Co., DraftKings, Inc. and TJX Companies, Inc., representing 3.81%, 1.47% and 1.80%, respectively, of the year-end portfolio.

Heading into 2021 we look forward to a year in which this pandemic subsides, lives return to normal and economic activity improves. Continued progress in a vaccine rollout, a pent-up consumer demand and the significant increase in the savings rate could drive a period of robust economic growth and higher earnings expectations.

Investing in premier growth stocks remains our key focus, as we expect many of our holdings to emerge from this pandemic with stronger businesses. The pandemic has pulled forward new growth themes as consumer habits and business practices have shifted. We are actively seeking opportunities to invest in quality growth companies that are participating in these innovative and emerging trends.

Performance Highlights (Unaudited)

Monetta Core Growth Fund		Year ended December 31, 2020
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$821.5 billion	$55.31 million

PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Core Growth Fund	20.47%	14.79%	15.45%	13.43%
S&P 500¨ Index	18.40%	14.18%	15.22%	13.88%
Total Annual Operating Expenses*	1.29%

*	Source Prospectus dated April 30, 2020. Expense Ratio of 1.29% includes Acquired Fund Fees and Expenses of 0.03%. For the Fund’s current Expense Ratio, please refer to Page 17 of this Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Core Growth Fund and the S&P 500¨ Index, for the 10-year period ended December 31, 2020, with dividend and capital gains reinvested.

Portfolio Weightings(a):

Exchange Traded Funds	47.4%
Technology	19.6%
Financial	9.2%
Retail	8.3%
Consumer Cyclical	6.5%
Healthcare	3.6%
Transportation	1.7%
Capital Equipment	1.7%
Other(c)	2.0%

Top 5 Equity Holdings(b):

% of Net Assets
Apple, Inc.	6.0%
Amazon.com, Inc.	5.9%
MasterCard, Inc. - CL A	5.8%
Microsoft Corp.	5.6%
Alphabet, Inc. - CL C	4.4%
Total Top 5 Equity Holdings:	27.7%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Excludes Exchange Traded Funds.
(c)	Includes Money Market Funds and liabilities in excess of other assets.

Commentary

The Monetta Core Growth Fund appreciated 20.47% for the year ended December 31, 2020. The Fund’s return exceeded that of its benchmark index, the S&P 500¨ Index, which rose 18.40% during the year.

Fund performance was enhanced by its growth-style investments, especially large-cap technology stocks that benefited from the pandemic stay-at-home restrictions. Dampening relative performance were the Fund’s holdings in exchange traded funds (ETFs). This passive portion of the Fund is intended to provide ballast to long-term performance by matching the market return.

Specific holdings that enhanced the Fund’s relative performance included Amazon.com, Inc., Apple, Inc. and Microsoft Corp., representing 5.89%, 6.00% and 5.63%, respectively, of the December 31, 2020 net asset value. Most of the Fund’s top performing securities were those that benefited from changing consumer and business habits due to the pandemic.

Detracting from fund performance were those sectors and companies directly impacted by the strict, government-imposed lockdowns. Among these, the greatest detractors were Bank of America Corp. and Union Pacific Corp., both of which were sold during the year. In addition, Amarin Corp. – ADR, representing 1.06% of the year-end portfolio, impaired performance due to an unfavorable judicial patent ruling.

During the year, we gradually rebalanced stock weightings in order to purchase quality growth companies we believe were oversold. New purchases included Walt Disney Co., Southwest Airlines Co. and DraftKings Inc., representing 3.28%, 1.69% and 1.68%, respectively, of the year-end portfolio.

As we enter 2021, the portfolio is balanced between ETF holdings and investments in quality growth companies. Whereas 2020’s trends were primarily propelled by the pandemic, we anticipate 2021’s investment trends to extend beyond the obvious winners to a broader base of sectors and stocks. Despite the uncertain near-term economic outlook, we believe there will be a strong recovery in the second half of the year, which could bode well for future market appreciation.

Disclosure of Fund Expenses (Unaudited)	Period Ended December 31, 2020

As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense (Monetta Core Growth Fund); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2020 - December 31, 2020.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical information is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD(a)	ANNUALIZED
	7/1/20	12/31/20	7/1/20-12/31/20	EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000.00	$1,274.60	$7.78	1.36%
Monetta Core Growth Fund	1,000.00	1,221.20	6.81	1.22%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000.00	$1,018.30	$6.90	1.36%
Monetta Core Growth Fund	1,000.00	1,019.00	6.19	1.22%

(a)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments	December 31, 2020

Monetta Fund
COMMON STOCKS - 97.2%
NUMBER OF SHARES		VALUE
Capital Equipment - 3.4%
Aerospace & Defense-3.4%
5,500	Boeing Co.	$1,177,330
4,000	Lockheed Martin Corp.	1,419,920
		2,597,250
Consumer Cyclical - 18.8%
Apparel Manufacturing-2.0%
11,000	NIKE, Inc. - CL B	1,556,170

Automobile-2.1%
18,000	NIO, Inc. *	877,320
1,000	Tesla, Inc. *	705,670
		1,582,990
Housing-2.0%
20,000	Lennar Corp. - CL A	1,524,600

Leisure Service-9.1%
500	Booking Holdings, Inc. *	1,113,635
24,000	DraftKings, Inc. *	1,117,440
2,500	Netflix, Inc. *	1,351,825
15,000	Penn National
	Gaming, Inc. *	1,295,550
13,000	Royal Caribbean
	Cruises Ltd.	970,970
20,000	Uber Technologies, Inc. *	1,020,000
		6,869,420
Media-Radio/TV-3.6%
15,000	Walt Disney Co. *	2,717,700
Financial - 16.9%
Bank-Money Center-6.0%
10,000	Goldman Sachs
	Group, Inc.	2,637,100
15,000	JPMorgan Chase & Co.	1,906,050
		4,543,150
Finance-Miscellaneous-10.9%
14,000	MasterCard, Inc. - CL A	4,997,160
15,000	Visa, Inc. - CL A	3,280,950
		8,278,110
Healthcare - 2.8%
Healthcare-Biomedical/Genetic-0.9%
145,000	Amarin Corp. - ADR *	709,050

Healthcare-Patient Care-1.9%
4,000	UnitedHealth Group, Inc.	1,402,720
Retail - 17.4%
Retail-Major Chain-2.5%
5,000	Costco Wholesale Corp.	1,883,900

Retail-Restaurant-0.6%
3,500	Cracker Barrel Old
	Country Store, Inc.	461,720

Retail-Specialty-14.3%
3,000	Alibaba Group
	Holding Ltd. - ADR *	698,190
2,400	Amazon.com, Inc. *	7,816,632
4,000	PayPal Holdings, Inc. *	936,800
20,000	TJX Companies, Inc.	1,365,800
		10,817,422
Technology - 30.9% #
Computer Data Storage-5.6%
32,000	Apple, Inc.	4,246,080

Computer-Software-6.3%
1,500	Coupa Software, Inc. *	508,365
15,000	Microsoft Corp.	3,336,300
3,000	Spotify Technology *	943,980
		4,788,645
Electronic-Semiconductor-7.2%
25,000	Advanced Micro
	Devices, Inc. *	2,292,750
6,000	NVIDIA Corp.	3,133,200
		5,425,950
Internet-11.8%
3,000	Alphabet, Inc. - CL C *	5,255,640
10,000	Facebook, Inc. - CL A *	2,731,600
20,000	Snap, Inc. *	1,001,400
		8,988,640

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2020

Monetta Fund (Continued)

NUMBER OF SHARES		VALUE
Transportation - 7.0%
Airline-7.0%
60,000	Delta Air Lines, Inc.	$2,412,600
62,000	Southwest Airlines Co.	2,889,820
		5,302,420
Total Common Stocks
(Cost $37,020,353)		73,695,937
MONEY MARKET FUNDS - 3.0%
	First American
	Government
	Obligations Fund,
2,283,770	Class X, 0.04% ^	2,283,770

Total Money Market Funds
(Cost $2,283,770)		2,283,770

Total Investments
(Cost $39,304,123) - 100.2%		75,979,707

Liabilities in Excess of
Other Assets - (0.2)%		(139,338)

TOTAL NET ASSETS - 100.0%		$75,840,369

ADR - American Depositary Receipt

*	Non-Income Producing.

#	As of December 31, 2020, the Monetta Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risk. See Note 6 in Notes to Financial Statements.

^	Rate shown is the seven day effective yield at December 31, 2020.

Industry classification provided by William O’Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2020

Monetta Core Growth Fund
COMMON STOCKS - 50.6%
NUMBER OF SHARES		VALUE
Capital Equipment - 1.7%
Aerospace & Defense-1.7%
4,300	Boeing Co.	$920,458
Consumer Cyclical - 6.5%
Leisure Service-3.2%
20,000	DraftKings, Inc. *	931,200
11,000	Royal Caribbean
	Cruises Ltd.	821,590
		1,752,790
Media-Radio/TV-3.3%
10,000	Walt Disney Co. *	1,811,800
Financial - 9.2%
Bank-Money Center-3.4%
15,000	JPMorgan Chase & Co.	1,906,050

Finance-Miscellaneous-5.8%
9,000	MasterCard, Inc. - CL A	3,212,460
Healthcare - 3.6%
Healthcare-Biomedical/Genetic-1.1%
120,000	Amarin Corp. - ADR *	586,800

Healthcare-Patient Care-2.5%
4,000	UnitedHealth Group, Inc.	1,402,720
Retail - 8.3%
Retail-Major Chain-2.4%
3,500	Costco Wholesale Corp.	1,318,730

Retail-Specialty-5.9%
1,000	Amazon.com, Inc. *	3,256,930
Technology - 19.6%
Computer Data Storage-6.0%
25,000	Apple, Inc.	3,317,250

Computer-Software-5.6%
14,000	Microsoft Corp.	3,113,880

Electronic-Semiconductor-3.6%
22,000	Advanced Micro
	Devices, Inc. *	2,017,620
Internet-4.4%
1,400	Alphabet, Inc. - CL C *	2,452,632
Transportation - 1.7%
Airline-1.7%
20,000	Southwest Airlines Co.	932,200

Total Common Stocks
(Cost $12,293,862)		28,002,320
EXCHANGE TRADED FUNDS - 47.4%
48,000	SPDR S&P 500 Trust (a)	17,946,240
24,000	Vanguard S&P 500	8,248,560

Total Exchange Traded Funds
(Cost $12,075,243)		26,194,800

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2020

Monetta Core Growth Fund
NUMBER OF SHARES		VALUE
MONEY MARKET FUNDS - 2.1%
	First American
	Government
	Obligations Fund,
1,159,045	Class X, 0.04% ^	$1,159,045

Total Money Market Funds
(Cost $1,159,045)		1,159,045

Total Investments
(Cost $25,528,150) - 100.1%		55,356,165

Liabilities in Excess
of Other Assets - (0.1)%		(45,249)

TOTAL NET ASSETS - 100.0%		$55,310,916

ADR - American Depositary Receipt

*	Non-Income Producing.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information of this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

^	Rate shown is the seven day effective yield at December 31, 2020.

Industry classification provided by William O’Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	December 31, 2020

		Monetta Core
	Monetta Fund	Growth Fund
Assets:
Investments at value(a)	$75,979,707	$55,356,165
Receivables:
Fund shares sold	150	5,153
Interest and dividends	98	82,188
Prepaid expenses	11,740	16,205
Total Assets	75,991,695	55,459,711

Liabilities:
Payables:
Investment advisory fees (Note 2)	60,245	25,856
Distribution fees (Note 5)	—	39,765
Fund shares redeemed	26,385	11,891
Accrued trustee fees	5,901	5,098
Accrued compliance fees	1,930	1,572
Accrued transfer agent fees	22,533	24,236
Accrued fund administration fees	9,602	9,449
Accrued audit fees	15,501	16,498
Accrued other expenses	9,229	14,430
Total Liabilities	151,326	148,795
Net Assets	$75,840,369	$55,310,916

Analysis of net assets:
Paid-in capital	37,085,432	20,914,211
Total distributable earnings	38,754,937	34,396,705
Net Assets	$75,840,369	$55,310,916

(a) Investments at cost	$39,304,123	$25,528,150

Shares of beneficial interest issued outstanding	2,833,436	2,779,176

Net asset value, offering price and redemption price per share	$26.77	$19.90

The accompanying notes are an integral part of these financial statements.

Statements of Operations	For The Year Ended
December 31, 2020

		Monetta Core
	Monetta Fund	Growth Fund
Investment income and expenses:
Investment income:
Interest	$10,977	$3,019
Dividends	497,918	738,891
Total investment income	508,895	741,910

Expenses:
Investment advisory fees (Note 2)	610,558	326,437
Distribution fees (Note 5)	—	148,381
Transfer agent fees	88,922	110,979
Administration fees	38,292	37,143
Accounting fees	28,992	28,422
State registration fees	24,620	30,030
Compliance fees	22,089	20,290
Trustee fees	19,889	17,297
Audit fees	15,501	15,994
Legal fees	11,092	14,372
Custodian fees	8,506	10,880
Other expenses	6,129	6,928
Printing and postage fees	6,111	5,049
Insurance fees	2,914	3,505
Total expenses	883,615	775,707
Net investment loss	(374,720)	(33,797)

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	5,216,897	18,904,855
Net change in unrealized appreciation/depreciation of investments	12,675,438	(9,463,981)
Net realized and unrealized gain on investments	17,892,335	9,440,874
Net increase in net assets from operations	$17,517,615	$9,407,077

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For The Years Ended
December 31,

			Monetta Core
	Monetta Fund		Growth Fund
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(374,720)	$(116,653)	$(33,797)	$195,689
Net realized gain on investments	5,216,897	755,987	18,904,855	12,477,350
Net change in unrealized appreciation/
depreciation of investments	12,675,438	13,870,834	(9,463,981)	10,781,716
Net increase in
net assets from operations	17,517,615	14,510,168	9,407,077	23,454,755

Distributions:
Total distributions to shareholders	(2,995,901)	—	(15,985,962)	(5,425,713)

Capital transactions (Note 3):
Proceeds from shares sold	449,458	458,989	2,741,259	12,473,959
Net asset value of shares issued
through dividend reinvestment	2,853,980	–	15,239,225	5,127,582
Cost of shares redeemed	(4,333,252)	(5,431,784)	(31,744,849)	(37,616,197)

Decrease in net assets
from capital transactions	(1,029,814)	(4,972,795)	(13,764,365)	(20,014,656)
Total increase (decrease)
in net assets	13,491,900	9,537,373	(20,343,250)	(1,985,614)

Net assets at beginning of year	$62,348,469	$52,811,096	$75,654,166	$77,639,780

Net assets at end of year	$75,840,369	$62,348,469	$55,310,916	$75,654,166

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
For a share outstanding	December 31,	December 31,	December 31,	December 31,	December 31,
throughout the year:	2020	2019	2018	2017	2016

Net asset value at beginning of year	$21.58	$16.82	$18.89	$16.93	$16.28

Investment Operations:
Net investment income (loss)(a)	(0.13)	(0.04)	(0.06)	(0.06)	0.00	(b)
Net realized and unrealized gain (loss)
on investments	6.41	4.80	(0.44)	3.28	1.13

Total from investment operations	6.28	4.76	(0.50)	3.22	1.13

Less Distributions:
From net investment income	—	—	—	—	(0.00	)(b)
From net realized gains	(1.09)	—	(1.57)	(1.26)	(0.48)

Total distributions	(1.09)	—	(1.57)	(1.26)	(0.48)

Net asset value at end of year	$26.77	$21.58	$16.82	$18.89	$16.93

Total return	29.41%	28.30%	-3.36%	19.19%	6.98%
Ratios to average net assets:
Expenses ratio	1.37%	1.40%	1.37%	1.40%	1.45%
Net investment income (loss)	(0.58)%	(0.20)%	(0.31)%	(0.33)%	0.01%
Portfolio turnover	60.5%	61.8%	128.8%	122.9%	120.2%
Net assets (in thousands)	$75,840	$62,348	$52,811	$57,963	$54,497

(a)	The per share amounts are calculated using the weighted average number of shares outstanding during the year.

(b)	Rounds to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Core Growth Fund

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
For a share outstanding	December 31,		December 31,	December 31,		December 31,	December 31,
throughout the year:	2020		2019	2018		2017	2016

Net asset value at beginning of year	$22.96		$18.64	$24.00		$20.26	$18.99

Investment Operations:
Net investment income (loss)(a)	(0.01)		0.05	0.06		0.07	0.11
Net realized and unrealized gain (loss)
on investments	4.33		5.96	(0.94	)(e)	4.58	1.81

Total from investment operations	4.32		6.01	(0.88)		4.65	1.92

Less Distributions:
From net investment income	(0.00	)(b)	(0.06)	(0.07)		(0.07)	(0.12)
From net realized gains	(7.38)		(1.63)	(4.41)		(0.84)	(0.53)

Total distributions	(7.38)		(1.69)	(4.48)		(0.91)	(0.65)

Net asset value at end of year	$19.90		$22.96	$18.64		$24.00	$20.26

Total return	20.47%		32.58%	-5.30%		23.10%	10.16%
Ratios to average net assets:
Expenses ratio (c)	1.31%		1.26%	1.17%		1.16%	1.22%
Net investment income (loss)(c)(d)	(0.06)%		0.23%	0.23%		0.33%	0.58%
Portfolio turnover	13.1%		6.7%	28.1%		36.1%	41.9%
Net assets (in thousands)	$55,311		$75,654	$77,640		$145,845	$116,972

(a)	The per share amounts are calculated using the weighted average number of shares outstanding during the year.

(b)	Rounds to zero.

(c)	The ratios of expenses and net investment income do not include the Fund’s proportionate share of expense and income of the underlying investment companies in which it invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which it invests.

(e)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the year.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	December 31, 2020

1.	SIGNIFICANT ACCOUNTING POLICIES:

Monetta Trust (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The following funds, collectively referred to as the Funds, are series of the Trust:

Monetta Fund. The primary objective of this Fund is long-term capital growth. The Fund seeks this objective by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.

Monetta Core Growth Fund. The objective of this Fund is long-term capital growth. The Fund seeks this objective by investing approximately 50% of its assets in exchange traded funds ("ETFs") and other funds seeking to track the S&P 500¨ Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies and the remainder of its assets in common stocks of individual companies that Monetta Financial Services, Inc., (the "Adviser") considers to be high quality well-known companies that produce products or provide services that are recognized by many investors.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Monetta Fund and Monetta Core Growth Fund are each a diversified series with their own investment objectives and policies within the Trust.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

(a) Securities Valuation

Equity securities, including American Depositary Receipts ("ADR"s) and ETFs are stated at fair value, based on the official closing price as of the time of valuation.  If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotation, in each case on the principal exchange or market on which that security is traded. If there are no reported sales and no reported bid quotations for a security on a valuation date, or it is not traded on an exchange, the securities are "fair valued" in accordance with the Funds’ Fair Value Procedures. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Other securities traded over-the-counter shall be valued at the official closing price. If there is no official closing price, the security is valued at the most recent mean quotation.  Investments in registered open-end management companies, including money market funds, will be valued based on the net asset value ("NAV") of such investments and are categorized as Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees ("Board"). In determining the fair value of a security, the Adviser and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.

(b) Use of Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c) General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Any distributions received from investments in ETFs which represent long-term capital gains are recorded by the Funds as a realized gain.

Notes to Financial Statements (continued)	December 31, 2020

(d) Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds using several methods, including relative net assets of all the Funds within the Monetta Trust.

(e) Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. As of and during the year ended December 31, 2020, the Funds did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. As of and during the year ended December 31, 2020, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended December 31, 2020, the Funds did not incur any interest and penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2017.

The Funds will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2020, there were no loss carryforwards.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2020, the Funds had no short-term post-October capital losses which were realized after October 31, 2020 and deferred for tax purposes to January 1, 2021.

(f) Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under U.S. GAAP, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

Additionally, U.S. GAAP requires certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2020, the Monetta Fund decreased distributable earnings by $143,406 and increased paid-in capital by $143,406. These adjustments were made due to the use of equalization for the Fund. For the fiscal year ended December 31, 2020, the Monetta Core Growth Fund decreased distributable earnings by $4,669,730 and increased paid-in capital by $4,669,730. These adjustments were made due to the use of equalization and net operating losses for the Fund.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2020, were as follows:

	Monetta	Monetta Core
	Fund	Growth Fund
Aggregate Gross Appreciation	$37,987,958	$30,593,803
Aggregate Gross Depreciation	(1,400,695)	(765,788)
Net Unrealized Appreciation	36,587,263	29,828,015
Federal Income Tax Cost	$39,392,444	$25,528,150

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Monetta	Monetta Core
	Fund	Growth Fund
Undistributed Ordinary Income	$671,071	$—
Undistributed Long-Term Capital Gain	1,496,603	4,568,690
Net Unrealized Appreciation	36,587,263	29,828,015
Total Distributable Earnings	$38,754,937	$34,396,705

Notes to Financial Statements (continued)	December 31, 2020

The tax character of distributions paid during the years ended December 31, 2020 and 2019 were as follows:

	Monetta	Monetta Core
2020	Fund	Growth Fund
Ordinary Income*	$—	$427
Long-Term Capital Gain	2,995,901	15,985,535
Total Distributions to Shareholders	$2,995,901	$15,985,962

	Monetta	Monetta Core
2019	Fund	Growth Fund
Ordinary Income*	$—	$629,204
Long-Term Capital Gain	—	4,796,509
Total Distributions to Shareholders	$—	$5,425,713

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

(g) Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of each Fund’s investments. The inputs are summarized in the three broad Levels listed below.

• Level 1 - quoted prices in active markets for identical investments;

• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

• Level 3 - significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each respective Fund’s investments at December 31, 2020, based on the inputs used to value them:

INVESTMENTS IN SECURITIES
Type of Investments	Level 1	Level 2	Level 3	Total
Monetta Fund
Common Stocks	$73,695,937	$—	$—	$73,695,937
Money Market Funds	$2,283,770	$—	$—	$2,283,770
FUND TOTAL	$75,979,707	$—	$—	$75,979,707
Monetta Core Growth Fund
Common Stocks	$28,002,320	$—	$—	$28,002,320
Exchange Traded Funds	$26,194,800	$—	$—	$26,194,800
Money Market Funds	$1,159,045	$—	$—	$1,159,045
FUND TOTAL	$55,356,165	$—	$—	$55,356,165

Refer to each Fund’s Schedule of Investments for further information on the classification of investments.

Notes to Financial Statements (continued)	December 31, 2020

2.	RELATED PARTIES:

Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Funds and also an officer of the Adviser. As of and for the year ended December 31, 2020, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the Funds.

Each Fund pays the Adviser a monthly investment advisory fee, based upon the average net assets of each Fund, which is calculated and accrued daily.

The Monetta Fund pays the Adviser based on an annual rate of 0.95% for the first $300 million in net assets, 0.90% for the next $200 million in net assets, and 0.85% for net assets over $500 million. The Monetta Core Growth Fund pays the Adviser based on an annual rate of 0.55% on all net assets. From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each Fund.

3.	CAPITAL STOCK AND SHARE UNITS:
There is an unlimited number of "no par value" shares of beneficial interest authorized for each series of the Trust.

	Monetta	Monetta Core
	Fund	Growth Fund
2019 Beginning Shares	3,139,804	4,164,873
Shares sold	23,498	580,986
Shares issued upon dividend reinvestment	—	231,520
Shares redeemed	(274,731)	(1,682,764)
Net decrease in shares outstanding	(251,233)	(870,258)
2020 Beginning Shares	2,888,571	3,294,615
Shares sold	20,189	121,889
Shares issued upon dividend reinvestment	112,761	805,455
Shares redeemed	(188,085)	(1,442,783)
Net decrease in shares outstanding	(55,135)	(515,439)
2020 Ending Shares	2,833,436	2,779,176

4.	PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the year ended December 31, 2020, excluding short-term securities were:

	U.S. Government		Other Investment
	Securities		Securities
	Purchases	Sales	Purchases	Sales
Monetta Fund	$—	$—	$36,981,633	$40,738,176
Monetta Core Growth Fund	—	—	7,681,865	37,417,919

5.	DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the participating Fund to pay certain expenses associated with the distribution of its shares. Annual fees under the Plan up to 0.25% of the average daily net assets for the Monetta Core Growth Fund are accrued daily.

Quasar Distributors, LLC ("Quasar") acts as the Fund’s distributor and principal underwriter in a continuous public offering of the Fund’s shares. Effective March 31, 2020, Foreside Financial Group, LLC ("Foreside") acquired Quasar from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

Notes to Financial Statements (continued)	December 31, 2020

6.	SECTOR RISK:

As of December 31, 2020, the Monetta Fund had a significant portion of its assets invested in the technology sector. The technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual property issues.

7.	ETF RISK:

As of December 31, 2020, the Monetta Core Growth Fund had a significant portion of its assets invested in ETFs. ETFs are bought and sold on a securities exchange. An ETF trades like a common stock and often represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

8.	CONTROL OWNERSHIP:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2020, Charles Schwab & Co., for the benefit of its customers, owned 34.07% of the outstanding shares of the Monetta Core Growth Fund.

9.	COVID-19

The global outbreak of COVID-19 (commonly referred to as "coronavirus") has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and long-term impact on economies, markets, industries and individual issuers, are not known. The operational and finance performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds' ability to satisfy redemption requests, and negatively impact the Funds' performance.

Report of Independent Registered Public Accounting Firm	December 31, 2020

To the Shareholders and Board of Trustees of
Monetta Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monetta Trust comprising Monetta Fund and Monetta Core Growth Fund (the "Funds") as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2013.

COHEN & COMPANY, LTD.
Chicago, Illinois
February 23, 2021

Other Information (Unaudited)	December 31, 2020

BOARD APPROVAL OF ADVISORY AGREEMENTS
At an in-person meeting held on November 20, 2020, the Board considered the renewal of two separate investment advisory agreements. One between the Trust, on behalf of the Monetta Fund and the Adviser, and another between the Trust, on behalf of the Core Growth Fund and the Adviser. Both advisory agreements are required to be renewed on or before December 2, 2020 by a majority of the Trustees who are not interested persons of the Funds, voting in person, and at a meeting called for the specific purpose of approving this agreement.

The Board was presented with relative performance, fees, expenses, asset size and other information in connection with the continuation of each advisory agreement. The Board received a memorandum from Thompson Hine outlining the legal standards applicable to the renewal and continuation of an investment advisory agreement under the 1940 Act. The Board was informed that Thompson Hine had submitted a request for information from the Adviser, on behalf of the Board, pursuant to Section 15(c) of the 1940 Act, a copy of which is included with the Materials. Furthermore, the Board was provided with responsive information from the Adviser regarding each Fund prior to the Meeting being held. The Board fully reviewed the advisory agreements and materials considered relevant in connection with the renewal of each agreement, as set forth below.

In the approval of advisory fees and other expenses to be paid by the Funds, and the advisory agreements themselves, the Board considered the following factors (no single one of which was determinative): the management and advisory needs of the Funds, the nature and quality of the services provided by the Adviser in relation to the fee paid, the profitability to the Adviser (including an analysis of the Adviser’s cost of providing services), whether the Adviser is enjoying economies of scale and are sharing the benefits of such economies with fund shareholders, whether comparative expense ratios and fee rates are higher or lower than those of other similar funds, and the fall-out benefits to the Adviser from managing the Funds (i.e. indirect revenues to the Adviser attributable in some way to the existence of the Funds).

The Board discussed the nature, extent, and quality of services provided by the Adviser. Mr. Davalla noted there were no changes to Adviser personnel, key risks to the Funds remained static, the Funds had an insurance policy and there were no regulatory or compliance issues with the Funds. Mr. Davalla mentioned the Adviser was considering the addition of an analyst to the firm.

The Board was presented with performance information for each Fund in comparison to each Fund’s benchmark, Morningstar category average and peer grouping. Mr. Davalla stated the performance was in line with their large-cap growth peers. The Board also reviewed information in connection with the advisory fee and net expense ratios for each Fund versus their respective peer grouping as set forth in the Materials. The Trustees noted that the advisory fee for the Monetta Fund was higher than its peer group average but within the range of the peer group. The Board then reviewed that the Core Growth Fund’s advisory fee was below its peer group average.

The Board considered the cost of services and profitability of the Adviser, giving consideration to the Adviser’s continued ability to provide quality investment management services to the Funds in view of the total net assets of the Fund complex. The Board discussed the total revenues received from each Fund and the Adviser’s profitability with respect to each Fund. Mr. Bacarella confirmed the Adviser continues to perform their own independent analysis with regard to stock selection for the Funds and does not rely on a "model" or algorithm during stock selection.

The Board determined the revenue and profits of the Adviser were both reasonable and appropriate. They found the advisory fee for each Fund to be reasonable in light of the nature, quality and extent of the services being provided to each Fund, the size of each Fund and the costs incurred by the Adviser in providing such services. They also found the fee structure for the Core Growth Fund reasonable given the nature and type of securities held by the Fund. The Board determined the break points in the fee schedule for the Monetta Fund were reasonably likely to allow the shareholders of the Fund to share in economies of scale as the Fund grows.

No single factor was determinative of the Board’s decision to approve the renewal of the Advisory Agreements; rather, the Board based its determination on the total mix of information available. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the renewal of the Advisory Agreements, including the compensation payable under the agreements, were fair and reasonable to the Funds.  The Board, including a majority of the Independent Trustees, therefore determined that the approval of the renewal of the Advisory Agreements was in the best interest of each Fund and its shareholders.

Other Information (Unaudited) (continued)	December 31, 2020

STATEMENT REGARDING THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Monetta Trust (the "Trust"), on behalf of the Monetta Fund and Monetta Core Growth Fund (each a "Fund" and together, the "Funds"), has adopted and implemented a written liquidity risk management program (the "Program") that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum ("HLIM"), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the "Board") has approved the designation of a group of individuals associated with the Trust and Monetta Financial Services, Inc. (the "Adviser") as the administrator of the Program (the "Program Administrator"). Personnel of the Trust conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Trust Program Administrator.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the "Report") regarding the operation of the Program and its adequacy and effectiveness of implementation for the period June 1, 2019, through December 31, 2019 (the "Reporting Period"). No significant liquidity events impacting the Funds during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, the Program Administrator manages and periodically reviews each Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. In the Report, Monetta provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage each Fund’s liquidity risk and each Fund’s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Program Administrator oversaw the classification of each of the Funds’ portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. The process utilized by the Trust for determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

Each Fund qualified as a "primarily highly liquid fund" as defined in the Program during the Reporting Period. Accordingly, each Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, each Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted any redemptions in-kind effected by the Funds during the Reporting Period were effectuated in accordance with the Trust’s Redemption in Kind Policy. The Report concluded, with respect to each Fund: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

Trustees & Officers (Unaudited)	December 31, 2020

Name (Birth Year) (Funds Overseen)		Other Directorships
Mailing Address		Held by Trustees
Position(s) with Trust	Principal Occupation(s)	During the
Term of Position	During the Past Five Years	Past Five Years

Independent ("Disinterested") Trustees:

John L. Guy (1952) (2 Funds)	EVP & Director of Business Banking,	None.
1776-A S. Naperville Rd., Suite 100	Webster Bank since 2010
Wheaton, IL 60189-5831

Trustee since 1993;
Indefinite Term

Independent Chairman since 2014;
Indefinite Term

Marlene Z. Hodges (1948) (2 Funds)	EVP & CFO, Orchard Village (non-profit	None.
1776-A S. Naperville Rd., Suite 100	organization) since 2012
Wheaton, IL 60189-5831
Founder and CEO of Marlene Z. Hodges,
Trustee since 2001;	LLC, a consultancy providing financial
Indefinite Term	guidance to non-profits, since 2011.

Patricia J. Luscombe (1961) (2 Funds)	Managing Director of the Valuations	Trustee;
1776-A S. Naperville Rd., Suite 100	and Opinions Group, Lincoln International,	Northern Lights
Wheaton, IL 60189-5831	LLC (investment bank) since 2007.	Fund III (31 Funds)
(since 2015)
Trustee since 2015;
Indefinite Term

Inside ("Interested") Trustee(1)

Robert S. Bacarella(2) (1949) (2 Funds)	Chairman & President of the Adviser	None.
1776-A S. Naperville Rd., Suite 100	since 1997.
Wheaton, IL 60189-5831
Director of Adviser since 1984.
Trustee & President since 1993;
Indefinite Term

Principal Executive Officer 2002;
Indefinite Term

(1)	Trustees who are employees or officers of the Adviser receive no compensation from the Trust.
(2)	Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.

Additional information about the Trustees is available in the Trust’s State of Additional Information ("SAI"), which is available, without charge, by calling 1-800-MONETTA.

Trustees & Officers (Unaudited) (continued)	December 31, 2020

Name (Birth Year) (Funds Overseen)		Other Directorships
Mailing Address		Held by Trustees
Position(s) with Trust	Principal Occupation(s)	During the
Term of Position	During the Past Five Years	Past Five Years

Officers Who Are Not Trustees

Robert J. Bacarella(1) (1977) (2 Funds)	Vice President, Treasurer,	Not Applicable.
1776-A S. Naperville Rd., Suite 100	Chief Financial Officer, & Director
Wheaton, IL 60189-5831	of the Adviser since 2010.

Vice President since 2009;
Indefinite Term

Treasurer since 2010;
Indefinite Term

Secretary, Chief Financial Officer,
Principal Financial Officer & Principal
Accounting Officer since 2012;
Indefinite Term

Lawrence W. Clay (1967) (2 Funds)	Chief Compliance Officer for the	Not Applicable.
480 E. Swedesford Road, Suite 220	Adviser since 2018; Compliance
Wayne, PA 19087	Director, Chief Compliance Officer,
Cipperman Compliance Services,
Chief Compliance Officer	LLC since 2018; Chief Compliance Officer,
since 2018;	Great Valley Adviser Group (2016-2018);
Indefinite Term	Review & Control Manager, First Niagara
Investment Services (2013-2016).

(1)	Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.

Notice to Shareholders (Unaudited)	December 31, 2020

Tax Information

For the fiscal year ended December 31, 2020, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designed as qualified dividend income was 0.00% and 100.00% for the Monetta Fund and Monetta Core Growth Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2020 was 0.00% and 100.00% for the Monetta Fund and Monetta Core Growth Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 0.00% and 0.00% for the Monetta Fund and Monetta Core Growth Fund, respectively.

Proxy Voting Policies and Proxy Voting Record

The Funds’ proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd., Suite 100, Wheaton, IL 60189. The Funds’ proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Availability of Fund Portfolio Information

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31,2020). The Funds’ Form N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. For more information on the Public Reference Room call 1-800-SEC-0330. In addition, each Fund’s Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-800-MONETTA.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household ("householding"). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Information about the Funds’ Trustees

The Statement of Additional Information ("SAI") includes information about the Funds’ Trustees and is available without charge, upon request, by calling 1-800-MONETTA.

PRIVACY POLICY (Unaudited)

In order to provide the products and services of the Funds, we may collect nonpublic, personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information.

We may collect nonpublic, personal information about you from the following sources:

•	information that you provide us on applications and other forms;
•	information that we generate to service your account, such as account statements; and
•	information that we may receive from third parties.

We do not disclose nonpublic, personal information about you without your authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds, including transfer agents and mailing services. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities and require third parties to treat your non-public personal information with the same high degree of confidentiality.

We restrict access to your nonpublic, personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic, personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

(This Page Intentionally Left Blank.)

Monetta Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

(b)	Not applicable for this Registrant.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Marlene Z. Hodges and John L. Guy are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distributions calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended December 31, 2020 and December 31, 2019, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$25,000	$25,000
Audit-Related Fees	$0	$0
Tax Fees	$8,000	$7,000
All Other Fees	$-	$-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen & Company, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant’s who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Monetta Trust

By (Signature and Title)                      /s/ Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date    March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/ Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date    March 5, 2021

By (Signature and Title)                      /s/ Robert J. Bacarella
Robert J. Bacarella, Chief Financial Officer

Date    March 5, 2021